UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 18, 2009

Date of Report (Date of earliest event reported)

Primoris Services Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

26000 Commercentre Drive, Lake Forest, California 92630

(Address of principal executive offices)

(Zip Code)

(949) 598-9242

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 18, 2009, Primoris Services Corporation, a Delaware corporation (“we,” “us,” “our,” “Primoris” or the “Company”), completed the previously announced acquisition (the “Acquisition”) of James Construction Group, L.L.C., a Florida limited liability company (“JCG”).  We are filing this Form 8-K/A (Amendment No. 1) to: (i) report a second amendment to the Membership Interest Purchase Agreement (the “Purchase Agreement”); and (ii) include the financial statements of JCG and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K.  Except as described above, all other information in and exhibits to the original Form 8-K, as filed on December 23, 2009, remain unchanged.

Item 1.01                                             Entry into a Material Definitive Agreement.

On January 14, 2010, we, JCG and the representative of JCG’s Members entered into a Second Amendment (the “Second Amendment”) to the Purchase Agreement.  Pursuant to the Second Amendment, the parties amended the Purchase Agreement to provide that under no circumstances can the number of Earnout Shares, as defined in the Purchase Agreement, exceed 19.9% of the number of shares of our common stock outstanding on the closing date of the Acquisition.  The Purchase Agreement had previously based the cap on 19.9% of the number of shares of our common stock outstanding on an unspecified date.

This description of the Second Amendment is not intended to be complete and is qualified in its entirety by the complete text of the Second Amendment, which is attached as Exhibit 2.3 to this Report and is incorporated by reference herein.

Item 9.01                                             Financial Statements and Exhibits.

(a)                                  Financial Statements of Business Acquired.

The following financial statements of JCG are attached as Exhibits 99.2 through 99.6 of this Report and are incorporated by reference herein:

•                  Audited Balance Sheets of JCG as of December 31, 2008, 2007 and 2006, and the related Statements of Income, Changes in Members’ Equity and Cash Flows for the years ended December 31, 2008, 2007 and 2006;

•                  Unaudited Interim Balance Sheet of JCG as of September 30, 2009, and the related Unaudited Interim Statements of Income, Changes in Members’ Equity and Cash Flows for the nine months ended September 30, 2009; and

•                  Unaudited Interim Balance Sheet of JCG as of September 30, 2008, and the related Unaudited Interim Statements of Income, Changes in Members’ Equity and Cash Flows for the nine months ended September 30, 2008.

(b)                                  Pro Forma Financial Information.

The following unaudited pro forma financial information is attached as Exhibit 99.7 of this Report and is incorporated by reference herein:

•                  Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2009, and the related Unaudited  Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 2009 and the year ended December 31, 2008.

(d)                                  Exhibits

Exhibit 2.1

Membership Interest Purchase Agreement, dated November 18, 2009, by and among Primoris Services Corporation, James Construction Group, L.L.C., each of the limited liability company members of James Construction Group, L.L.C. and the representative of the limited liability company members of James Construction Group, L.L.C. (1)

Exhibit 2.2

First Amendment to Membership Interest Purchase Agreement, dated December 18, 2009, by and among Primoris Services Corporation, James Construction Group, L.L.C., each of the limited liability company members of James Construction Group, L.L.C. and the representative of the limited liability company members of James Construction Group, L.L.C. (2)

Exhibit 2.3

Second Amendment to Membership Interest Purchase Agreement, dated January 14, 2010, by and among Primoris Services Corporation, James Construction Group, L.L.C. and the representative of the limited liability company members of James Construction Group, L.L.C.

Exhibit 3.1	Certificate of Designations, Powers, Preferences and Rights of The Series A Non-Voting Contingent Convertible Preferred Stock of Primoris Services Corporation, dated December 14, 2009. (3)

Exhibit 10.1

Escrow Agreement, dated December 15, 2009, by and among Primoris Services Corporation, the representative of the limited liability company members of James Construction Group, L.L.C. and Continental Stock Transfer & Trust Company, as escrow agent. (2)

Exhibit 10.2

Voting Agreement, dated December 18, 2009, by and among certain Primoris stockholders who represent, in the aggregate, in excess of 50% of the issued and outstanding shares of common stock of Primoris Services Corporation, James Construction Group, L.L.C. and the representative of the limited liability company members of James Construction Group, L.L.C. (2)

Exhibit 10.3	Promissory Note, dated December 18, 2009, executed by Primoris Services Corporation in favor of the limited liability company members of James Construction Group, L.L.C. (2)

Exhibit 10.4	Subordination Agreement, dated December 18, 2009, by and among The PrivateBank and Trust Company and the limited liability company members of James Construction Group, L.L.C. (2)

Exhibit 10.5	Subordination Agreement, dated December 18, 2009, by and among Liberty Mutual Insurance Company and the limited liability company members of James Construction Group, L.L.C. (2)

Exhibit 10.6	Subordination Agreement, dated December 18, 2009, by and among CNA Surety Corporation and the limited liability company members of James Construction Group, L.L.C. (2)

Exhibit 10.7	Promissory Note, dated December 18, 2009, executed by James Construction Group, L.L.C. in favor of the limited liability company members of James Construction Group, L.L.C. (2)

Exhibit 10.8	Employment Agreement, dated November 18, 2009, by and among James Construction Group, L.L.C. and Michael D. Killgore. (2)

Exhibit 10.9	Noncompetition Agreement, dated December 18, 2009, by and among Primoris Services Corporation and Michael D. Killgore. (2)

Exhibit 23.1	Consent of Hannis T. Bourgeois, LLP

Exhibit 99.1	Press Release, dated December 21, 2009, issued by Primoris Services Corporation. (2)

Exhibit 99.2	Audited Balance Sheet of James Construction Group, L.L.C. as of December 31, 2008, and the related Statements of Income, Changes in Members’ Equity and Cash Flows for the year ended December 31, 2008.

Exhibit 99.3	Audited Balance Sheet of James Construction Group, L.L.C. as of December 31, 2007, and the related Statements of Income, Changes in Members’ Equity and Cash Flows for the year ended December 31, 2007.

Exhibit 99.4	Audited Balance Sheet of James Construction Group, L.L.C. as of December 31, 2006, and the related Statements of Income, Changes in Members’ Equity and Cash Flows for the year ended December 31, 2006.

Exhibit 99.5

Unaudited Interim Balance Sheet of James Construction Group, L.L.C. as of September 30, 2009, and the related Unaudited Interim Statements of Income, Changes in Members’ Equity and Cash Flows for the nine months ended September 30, 2009.

Exhibit 99.6

Unaudited Interim Balance Sheet of James Construction Group, L.L.C. as of September 30, 2008, and the related Unaudited Interim Statements of Income, Changes in Members’ Equity and Cash Flows for the nine months ended September 30, 2008.

Exhibit 99.7

Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2009, and the related Unaudited Pro Forma Condensed Combined Statement of Income for the nine months ended September 30, 2009 and the year ended December 31, 2008.

(1)                                  Filed with the Commission as an exhibit to our Current Report on Form 8-K on November 23, 2009.

(2)                                  Filed with the Commission as an exhibit to our Current Report on Form 8-K on December 23, 2009.

(3)                                  Filed with the Commission as an exhibit to our Current Report on Form 8-K on December 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMORIS SERVICES CORPORATION

Dated: January 21, 2010	By:	/s/ Peter J. Moerbeek
Peter J. Moerbeek
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1

Membership Interest Purchase Agreement, dated November 18, 2009, by and among Primoris Services Corporation, James Construction Group, L.L.C., each of the limited liability company members of James Construction Group, L.L.C. and the representative of the limited liability company members of James Construction Group, L.L.C. (1)

Exhibit 2.2

First Amendment to the Membership Interest Purchase Agreement, dated December 18, 2009, by and among Primoris Services Corporation, James Construction Group, L.L.C., each of the limited liability company members of James Construction Group, L.L.C. and the representative of the limited liability company members of James Construction Group, L.L.C. (2)

Exhibit 2.3

Second Amendment to Membership Interest Purchase Agreement, dated January 14, 2010, by and among Primoris Services Corporation, James Construction Group, L.L.C. and the representative of the limited liability company members of James Construction Group, L.L.C.

Exhibit 3.1	Certificate of Designations, Powers, Preferences and Rights of The Series A Non-Voting Contingent Convertible Preferred Stock of Primoris Services Corporation, dated December 14, 2009. (3)

Exhibit 10.1

Escrow Agreement, dated December 15, 2009, by and among Primoris Services Corporation, the representative of the limited liability company members of James Construction Group, L.L.C. and Continental Stock Transfer & Trust Company, as escrow agent. (2)

Exhibit 10.2

Voting Agreement, dated December 18, 2009, by and among certain Primoris stockholders who represent, in the aggregate, in excess of 50% of the issued and outstanding shares of common stock of Primoris Services Corporation, James Construction Group, L.L.C. and the representative of the limited liability company members of James Construction Group, L.L.C. (2)

Exhibit 10.3	Promissory Note, dated December 18, 2009, executed by Primoris Services Corporation in favor of the limited liability company members of James Construction Group, L.L.C. (2)

Exhibit 10.4	Subordination Agreement, dated December 18, 2009, by and among The PrivateBank and Trust Company and the limited liability company members of James Construction Group, L.L.C. (2)

Exhibit 10.5	Subordination Agreement, dated December 18, 2009, by and among Liberty Mutual Insurance Company and the limited liability company members of James Construction Group, L.L.C. (2)

Exhibit 10.6	Subordination Agreement, dated December 18, 2009, by and among CNA Surety Corporation and the limited liability company members of James Construction Group, L.L.C. (2)

Exhibit 10.7	Promissory Note, dated December 18, 2009, executed by James Construction Group, L.L.C. in favor of the limited liability company members of James Construction Group, L.L.C. (2)

Exhibit 10.8	Employment Agreement, dated November 18, 2009, by and among James Construction Group, L.L.C. and Michael D. Killgore. (2)

Exhibit 10.9	Noncompetition Agreement, dated December 18, 2009, by and among Primoris Services Corporation and Michael D. Killgore. (2)

Exhibit 23.1	Consent of Hannis T. Bourgeois, LLP.

Exhibit 99.1	Press Release, dated December 21, 2009, issued by Primoris Services Corporation. (2)

Exhibit 99.2	Audited Balance Sheet of James Construction Group, L.L.C. as of December 31, 2008, and the related Statements of Income, Changes in Members’ Equity and Cash Flows for the year ended December 31, 2008.

Exhibit 99.3	Audited Balance Sheet of James Construction Group, L.L.C. as of December 31, 2007, and the related Statements of Income, Changes in Members’ Equity and Cash Flows for the year ended December 31, 2007.

Exhibit 99.4	Audited Balance Sheet of James Construction Group, L.L.C. as of December 31, 2006, and the related Statements of Income, Changes in Members’ Equity and Cash Flows for the year ended December 31, 2006.

Exhibit 99.5

Unaudited Interim Balance Sheet of James Construction Group, L.L.C. as of September 30, 2009, and the related Unaudited Interim Statements of Income, Changes in Members’ Equity and Cash Flows for the nine months ended September 30, 2009.

Exhibit 99.6

Unaudited Interim Balance Sheet of James Construction Group, L.L.C. as of September 30, 2008, and the related Unaudited Interim Statements of Income, Changes in Members’ Equity and Cash Flows for the nine months ended September 30, 2008.

Exhibit 99.7

Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2009, and the related Unaudited Pro Forma Condensed Combined Statement of Income for the nine months ended September 30, 2009 and the year ended December 31, 2008.

(1)                                  Filed with the Commission as an exhibit to our Current Report on Form 8-K on November 23, 2009.

(2)                                  Filed with the Commission as an exhibit to our Current Report on Form 8-K on December 23, 2009.

(3)                                  Filed with the Commission as an exhibit to our Current Report on Form 8-K on December 17, 2009.